First Trust Multi-Strategy Fund

Class A Shares – FTMAX

Class C Shares – FTMCX

Class I Shares – FTMIX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 31, 2025, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 31, 2025.

At a meeting held on July 15-16, 2025, the Board of Trustees of the Trust approved the appointment of First Trust Advisors L.P. (“FTA”) as a sub-advisor to the First Trust Multi-Strategy Fund (the “Fund”). First Trust Capital Management L.P., the Fund’s advisor, has delegated the management of a portion of the Fund’s assets to FTA. Palmer Square Capital Management, LLC, Vest Financial, LLC and Sardis Group, LLC will continue to serve as sub-advisors to the Fund. Accordingly, effective immediately, the Prospectus and SAI are updated as follows:

The first paragraph under the heading entitled “Summary Section – Principal Investment Strategies” in the Prospectus is deleted in its entirety and replaced with the following:

First Trust Capital Management L.P. (“FTCM” or the “Advisor”), the Fund’s advisor, seeks to achieve the Fund’s investment objectives by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisors”). The Advisor also manages a portion of the Fund’s assets directly. When appropriate, the terms “Advisor” or “Advisors” refer to FTCM and the Sub-Advisors, which are Palmer Square Capital Management, LLC (“Palmer Square”), Vest Financial, LLC (“Vest”), Sardis Group, LLC (“Sardis”), and First Trust Advisors L.P. (“FTA”). FTCM retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio and is responsible for selecting and determining the percentage of Fund assets to allocate to itself and each Sub-Advisor. Each Advisor has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Advisor is subject to the oversight of the Advisor, the Advisor does not attempt to manage the day-to-day investments of the Sub-Advisors. At certain times, the Advisor may not allocate assets to all of the Sub-Advisors and therefore, certain investment strategies may not be employed.

The following paragraphs are added under the heading entitled “Summary Section – Principal Investment Strategies” in the Prospectus:

Residential mortgage-backed securities. Under normal market circumstances, FTA, one of the Fund’s sub-advisors, primarily invests the portion of the Fund it manages in agency and non-agency residential mortgage-backed securities (“RMBS”) and asset backed securities (“ABS”). FTA constructs a portfolio that normally has a weighted average duration of two to five years and is comprised of securities of any credit quality, including securities rated below investment grade and unrated securities. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. FTA will calculate the duration of the portfolio by modeling the cash flows of all the individual holdings, including the impact of prepayment variability and coupon adjustments where applicable, to determine the duration of each holding and then aggregating based on the size of the position. In performing this duration calculation, FTA will utilize third-party models.

Investment grade securities are those rated in the Baa3 or higher categories by Moody’s Investors Service, Inc. (“Moody’s”), or in the BBB- or higher categories by Standard & Poor’s, a division of McGraw Hill Companies Inc. (“S&P”), or Fitch Ratings Ltd. (“Fitch”) or, if unrated by Moody’s, S&P, Fitch, or another Nationally Recognized Statistical Rating Organization (“NRSRO”), determined by FTA to be of comparable credit quality. Securities rated below investment grade, such as high yield securities, generally have higher yields and higher risks than investment grade securities. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by FTA to be of comparable credit quality high yield securities).

The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. The Fund may purchase government-sponsored mortgage-related securities in to-be-announced (“TBA”) transactions, including mortgage dollar rolls. In a TBA transaction, a seller and buyer of securities agree upon a price for delivering a given volume of securities at a specified future date. The characteristic feature of a TBA transaction is that the actual identity of the securities to be delivered at settlement is not specified on the trade date. Instead, participants agree upon only the general parameters of the securities to be delivered, including issuer, maturity, coupon, price, par amount and settlement date. Generally, two days prior to the settlement date, the seller provides the buyer with the identity of the securities it intends to deliver on the settlement date. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-related securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. The Fund may also invest in repurchase agreements and restricted securities, including Rule 144A securities.

In selecting investments, FTA will consider, among other things, individual weightings from a security, sector specific, and portfolio perspective. As part of the portfolio construction process, risk positioning is included in the asset allocation. Market value weight and contribution to duration are both considered. The investment process is rooted in three primary inputs that form the basis for the strategy’s overall risk allocation: (1) macroeconomic inputs such as the economy, policy, and growth metrics are used to provide the overall risk posture across the short, medium and longer-term horizons; (2) quantitative inputs are used to identify how securities, and the portfolio as a whole, prove durable in a dynamically risk managed context; and (3) fundamental and technical inputs such as valuations, supply, demand, liquidity, volatility, fund flows, collateral fundamentals, option adjusted spreads, yield curves, credit curves, amongst others, serve as primary drivers of developing an overall risk/return profile essential in seeking durable cash flows and managing risk in a dynamic form.

The eighth bullet point under the “General” section under the heading entitled “Summary Section - Principal Investment Strategies” in the Prospectus is deleted in its entirety and replaced with the following:

●	Utilize leverage (for investment purposes by borrowing against a line of credit, trading on margin, or entering into repurchase agreements) of up to 10% of the Fund's total assets as part of the portfolio management process;

The following disclosures are added under the heading entitled “Summary Section – Principal Risks of Investing” in the Prospectus:

TBA transactions risk. The Fund may enter into TBA transactions for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss.

RMBS risk. RMBS are subject to delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

U.S. Treasury futures risk. The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. Futures can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. To the extent the Fund uses U.S. Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage. In addition, the prices of the U.S. Treasury futures and the price of U.S. Treasuries may not move together as expected. A risk of the Fund’s use of U.S. Treasury futures is that the fluctuations in their values may not correlate perfectly with the relevant reference asset, U.S. Treasuries.

Counterparty risk. Fund transactions involving a counterparty are subject to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.

Credit rating agency risk. Credit ratings are determined by credit rating agencies such as S&P Global Ratings, Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. The Fund makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the creditworthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities perceived or actual credit risk, as well as the Fund’s performance.

Floating rate debt risk. Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-backed securities are particularly sensitive to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates), given that mortgage loans generally allow borrowers to refinance. If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-agency securities risk. There are no direct or indirect government or agency guarantees of payments in mortgage pools created by non-government issuers. Non-agency securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Non-agency securities with payments not guaranteed by a government agency generally involve greater credit risk than securities guaranteed by government agencies. In addition, a substantial portion of the non-agency securities in which the Fund invests may be rated below investment grade (commonly known as “junk bonds”).

Mortgage dollar roll risk. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to which the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-Advisor’s ability to correctly predict interest rates and prepayments.

Private placements and restricted securities risk. Private placements and other restricted securities may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. The absence of a liquid trading market may also make it difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.

Repurchase agreements risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

The paragraphs under the headings entitled “Summary Section – Investment Advisor and Sub-Advisors” and “Management of the Fund – Investment Advisor and Sub-Advisors” in the Prospectus are deleted in their entirety and replaced with the following:

First Trust Capital Management L.P. is the Fund’s Advisor. Palmer Square Capital Management, LLC, Vest Financial, LLC, Sardis Group, LLC, and First Trust Advisors L.P. are the Fund’s Sub-Advisors.

The second tables under the headings entitled “Summary Section -- Portfolio Managers” and “Management of the Fund -- Portfolio Managers” in the Prospectus are deleted in their entirety and replaced with the following:

Sub-Advisors	Portfolio Managers	Managed the Fund Since:
Palmer Square Capital Management, LLC	Angie K. Long, CFA Taylor R. Moore, CFA	2023 2023
Vest Financial, LLC	Karan Sood Trevor Lack	2024 2025
Sardis Group, LLC	Colin McBurnette Sam Dunlap	2025 2025
First Trust Advisors L.P.	Jeremiah Charles Owen Aronson Samuel Cecil	2025 2025 2025

The following paragraphs are added under the heading entitled “More About the Fund’s Investment Objectives, Principal Investment Strategies and Risks – Principal Investment Strategies” in the Prospectus:

Residential mortgage-backed securities. Under normal market circumstances, FTA, one of the Fund’s sub-advisors, primarily invests the portion of the Fund it manages in agency and non-agency RMBS and ABS. FTA constructs a portfolio that normally has a weighted average duration of two to five years and is comprised of securities of any credit quality, including securities rated below investment grade and unrated securities. Duration is a mathematical calculation of the average life of a debt security (or portfolio of debt securities) that serves as a measure of its price risk. In general, each year of duration represents an expected 1% change in the value of a security for every 1% immediate change in interest rates. For example, if a portfolio of mortgage loans has an average duration of three years, its value can be expected to fall about 3% if interest rates rise by 1%. Conversely, the portfolio’s value can be expected to rise about 3% if interest rates fall by 1%. As a result, prices of instruments with shorter durations tend to be less sensitive to interest rate changes than instruments with longer durations. As the value of a security changes over time, so will its duration. FTA will calculate the duration of the portfolio by modeling the cash flows of all the individual holdings, including the impact of prepayment variability and coupon adjustments where applicable, to determine the duration of each holding and then aggregating based on the size of the position. In performing this duration calculation, FTA will utilize third-party models.

Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P, or Fitch or, if unrated by Moody’s, S&P, Fitch, or another NRSRO, determined by FTA to be of comparable credit quality. Securities rated below investment grade, such as high yield securities, generally have higher yields and higher risks than investment grade securities. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by FTA to be of comparable credit quality high yield securities).

The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. The Fund may purchase government-sponsored mortgage-related securities in TBA transactions, including mortgage dollar rolls. In a TBA transaction, a seller and buyer of securities agree upon a price for delivering a given volume of securities at a specified future date. The characteristic feature of a TBA transaction is that the actual identity of the securities to be delivered at settlement is not specified on the trade date. Instead, participants agree upon only the general parameters of the securities to be delivered, including issuer, maturity, coupon, price, par amount and settlement date. Generally, two days prior to the settlement date, the seller provides the buyer with the identity of the securities it intends to deliver on the settlement date. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-related securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. The Fund may also invest in repurchase agreements and restricted securities, including Rule 144A securities.

In selecting investments, FTA will consider, among other things, individual weightings from a security, sector specific, and portfolio perspective. As part of the portfolio construction process, risk positioning is included in the asset allocation. Market value weight and contribution to duration are both considered. The investment process is rooted in three primary inputs that form the basis for the strategy’s overall risk allocation: (1) macroeconomic inputs such as the economy, policy, and growth metrics are used to provide the overall risk posture across the short, medium and longer-term horizons; (2) quantitative inputs are used to identify how securities, and the portfolio as a whole, prove durable in a dynamically risk managed context; and (3) fundamental and technical inputs such as valuations, supply, demand, liquidity, volatility, fund flows, collateral fundamentals, option adjusted spreads, yield curves, credit curves, amongst others, serve as primary drivers of developing an overall risk/return profile essential in seeking durable cash flows and managing risk in a dynamic form. The investment process, inputs and generated portfolio output incur a regular rhythm of scenario analysis and stress testing in efforts to ensure the durable investments across a range of risk environments.

Principal Risks of Investing

TBA transactions risk. The Fund may enter into “TBA Transactions” for mortgage-backed securities. There can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA Transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the securities, the Fund could suffer a loss. At the time of its acquisition, a TBA security may be valued at less than the purchase price.

RMBS risk. RMBS are subject to delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, residential mortgage loans may be more susceptible to geographic risks relating to such areas. It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person.

U.S. Treasury futures risk. The Fund may take long or short positions in U.S. Treasury futures for interest rate risk management. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities, which can result in greater losses for the Fund. To the extent the Fund uses U.S. Treasury futures, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving U.S. Treasury futures can sometimes be substantial, in part because a relatively small price movement in U.S. Treasury futures may result in an immediate and substantial loss (or gain) for the Fund. In addition, the prices of the U.S. Treasury futures and the price of U.S. Treasuries may not move together as expected. A risk of the Fund’s use of U.S. Treasury futures is that the fluctuations in their values may not correlate perfectly with the relevant reference asset, U.S. Treasuries. Derivatives, such as U.S. Treasury futures, are usually traded on margin, which may subject the Fund to margin calls. Margin calls may force the Fund to liquidate assets.

Counterparty risk. If the Fund enters into an investment or transaction that depends on the performance of a counterparty, the Fund becomes subject to the credit risk of that counterparty. The Fund’s ability to profit from these types of investments and transactions depends on the willingness and ability of the Fund’s counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving a counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if the Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund.

Credit rating agency risk. Credit ratings are determined by credit rating agencies such as S&P Global Ratings, Moody’s Investors Services, Inc. and Fitch Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. The Fund makes no warranty whatsoever regarding the ability of such ratings to accurately reflect the creditworthiness of an issuer. Any shortcomings, changes to or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or securities in which the Fund would otherwise invest and, as a result, may adversely affect those securities perceived or actual credit risk, as well as the Fund’s performance.

Floating rate debt risk. Changes in short-term market interest rates will directly affect the yield on investments in floating rate debt. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. This contrasts with the Fund’s investments in fixed rate instruments, where a rise in interest rates generally causes values to fall.

Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk. However, these investments make the Fund more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Mortgage-backed securities are particularly sensitive to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates), given that mortgage loans generally allow borrowers to refinance. If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. Mortgage-backed securities are significantly affected by the rate of prepayments and modifications of the mortgage loans underlying those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. As the timing and amount of prepayments cannot be accurately predicted, the timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities. The incidence of borrower defaults or delinquencies may rise significantly during financial downturns and could adversely affect the value of mortgage-backed securities held by the Fund.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-agency securities risk. There are no direct or indirect government or agency guarantees of payments in mortgage pools created by non-government issuers. Non-agency securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Non-agency securities with payments not guaranteed by a government agency generally involve greater credit risk than securities guaranteed by government agencies. In addition, a substantial portion of the non-agency securities in which the Fund invests may be rated below investment grade (commonly known as “junk bonds”).

Non-agency mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Mortgage dollar roll risk. The use of mortgage dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Mortgage dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to which the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon a Sub-Advisor’s ability to correctly predict interest rates and prepayments. The Fund’s use of mortgage dollar rolls may increase its portfolio turnover rate and may lead to higher transaction costs and increased capital gains for the Fund.

Private Placements and restricted securities risk. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “Securities Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the Securities Act or an exemption from registration (such as Rules 144 or 144A).

Investing in private placements and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss.

Repurchase agreements risk. The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period. If the Fund's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

The eighth bullet point of the first paragraph under the heading entitled “More About the Fund's Investment Objectives, Principal Investment Strategies and Risks - Principal Investment Strategies” in the Prospectus is deleted in its entirety and replaced with the following:

●	Utilize leverage (for investment purposes by borrowing against a line of credit, trading on margin, or entering into repurchase agreements) of up to 10% of the Fund's total assets as part of the portfolio management process;

The following paragraph is added under the heading entitled “Management of the Fund -- Investment Advisor and Sub-Advisors” in the Prospectus:

First Trust Advisors L.P., an Illinois limited partnership located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as a Fund Sub-Advisor. FTA is an SEC-registered investment advisor that provides investment advisory services to open-end and closed-end investment companies, and other collective investments, as well as separately managed accounts. As of June 30, 2025, FTA had approximately $278.7 billion in assets under management.

The seventh paragraph under the heading entitled “Management of the Fund -- Investment Advisor and Sub-Advisors” in the Prospectus is deleted in its entirety and replaced with the following:

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreements with Palmer Square and Vest is available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2024. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements with Sardis and FTA will be available in the Fund’s Form N-CSR for the fiscal year ended September 30, 2025.

The following paragraphs are added under the heading entitled “Management of the Fund -- Portfolio Managers” in the Prospectus:

First Trust Advisors

Jeremiah Charles is a portfolio manager of the Fund’s Residential Mortgage-Backed Securities strategy. Mr. Charles is a Senior Portfolio Manager and Co-Head of the First Trust Government & Securitized Products Group.  At FTA, he is responsible for managing a broad array of investment strategies across the securitized products and multi-sector bond space.  Mr. Charles has over 23 years of investment and portfolio management experience. Prior to joining FTA in 2013, Mr. Charles worked as a Vice President of Securitized Products at CRT Capital.  Before joining CRT in 2011, Mr. Charles spent six years with Deerfield Capital Management LLC as a Senior Vice President and Senior Portfolio Manager for the Mortgage Trading team. Mr. Charles began his professional career as an Analyst at Piper Jaffray. Mr. Charles holds a B.S. in Finance from the Leeds School of Business at the University of Colorado and a M.S. in Real Estate with Honors from the Charles H. Kellstadt Graduate School of Business at DePaul University.

Samuel Cecil is a portfolio manager of the Fund’s Residential Mortgage-Backed Securities strategy. Mr. Cecil is a Portfolio Manager for the First Trust Government & Securitized Products Group.  He has over 14 years of research, investment and banking experience. At FTA, he focuses primarily on the management and investment analysis of the non-agency RMBS sector.  Prior to joining FTA in 2021, Samuel spent the majority of his career at Wells Fargo Securities with roles in both non-agency RMBS Research and Structured Real Estate. Mr. Cecil holds a B.A. in Economics from Columbia University and an MBA from Wake Forest University’s Babcock Graduate School of Management.

Owen Aronson is a portfolio manager of the Fund’s Residential Mortgage-Backed Securities strategy. Mr. Aronson is a Portfolio Manager for the First Trust Government & Securitized Products Group. He has over 18 years of investment experience. At FTA, he focuses primarily on the management and investment analysis of non-agency securitized products. Prior to joining FTA in 2020, Mr. Aronson spent the majority of his career in the Securitized Products team at Neuberger Berman where he was responsible for CMBS investments. He began his career at Lehman Brothers Asset Management as an Analyst. Mr. Aronson holds a B.A. in Economics from the University of Chicago.

The paragraph under the heading entitled “Management of the Fund -- Other Service Providers” in the Prospectus is deleted in its entirety and replaced with the following:

First Trust Portfolios L.P. (the “Distributor”) is the principal underwriter for the Fund and acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is affiliated with the Advisor, Vest Financial, and FTA. The Distributor is not affiliated with Palmer Square, Sardis, or any other service provider for the Fund.

The following paragraph is added under the heading entitled “Sub-Advisors” on the last page of the Prospectus:

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, Illinois 60187

The sole paragraph on the cover page of the SAI is deleted in its entirety and replaced with the following:

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated January 31, 2025, as may be further amended from time to time, of the First Trust Multi-Strategy Fund (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”). First Trust Capital Management L.P. (“FTCM” or the “Advisor”) is the investment advisor to the Fund. Palmer Square Capital Management, LLC (“Palmer Square”), Vest Financial, LLC (“Vest”), Sardis Group, LLC (“Sardis”), and First Trust Advisors L.P. (“FTA”) (together, the “Sub-Advisors”) are the Fund’s sub-advisors. A copy of the Fund’s Prospectus may be obtained on the Fund’s website at https://www.FirstTrustCapital.com, or by contacting the Fund at the address or telephone number specified below. The Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2024, is incorporated by reference herein. The Fund’s audited financial statements for the fiscal year ended September 30, 2024, are incorporated in this SAI by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. A copy of the Fund’s Annual Report, Semi-Annual Report, and Financials and Other Information can be obtained by contacting the Fund at the address or telephone number specified below.

The following sections are moved from the “Other Investment Strategies, Policies and Risks” section to the “Principal Investment Strategies, Policies and Risks” section of the SAI:

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the Securities Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objectives.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor or Sub-Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor or Sub-Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

The first paragraph under the heading entitled “Sub-Advisors” in the SAI is deleted in its entirety and replaced with the following:

The Advisor has entered into separate sub-advisory agreements with Palmer Square Capital Management, LLC, effective July 19, 2023, Vest Financial, LLC, effective February 22, 2024, Sardis Group, LLC, effective July 15, 2025, and First Trust Advisors L.P., effective July 25, 2025, with respect to the Fund (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”).

The following is added under the heading entitled “Sub-Advisors” in the SAI:

FTA is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. FTA is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of FTA.

The following is added under the heading entitled “Other Accounts Managed by the Portfolio Managers” in the SAI:

As of June 30, 2025, information on other accounts managed by Jeremiah Charles, Samuel Cecil, and Owen Aronson is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)

Jeremiah Charles	9	$13,561.37	0	$0	0	$0
Samuel Cecil	0	$0	0	$0	0	$0
Owen Aronson	8	$12,876.06	0	$0	0	$0

Number of Accounts with Advisory Fee Based on Performance
Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)

Jeremiah Charles	0	$0	0	$0	0	$0
Samuel Cecil	0	$0	0	$0	0	$0
Owen Aronson	0	$0	0	$0	0	$0

The following is added under the heading entitled “Portfolio Managers – Compensation” in the SAI:

The compensation structure for each of FTA’s portfolio managers is based upon a fixed salary as well as a discretionary bonus determined by the management of FTA. Salaries are determined by management and are based upon an individual’s position and overall value to the firm. Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for the portfolio managers are not based upon criteria such as performance of the Fund or the value of assets included in the Fund’s portfolio.

The following is added under the heading entitled “Ownership of the Fund by the Portfolio Managers” in the SAI:

The following chart sets forth the dollar range of equity securities of the Fund owned by Jeremiah Charles, Samuel Cecil, and Owen Aronson as of June 30, 2025.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Jeremiah Charles	None
Samuel Cecil	None
Owen Aronson	None

The first paragraph under the heading entitled “Distributor and Distribution Agreement” in the SAI is deleted in its entirety and replaced with the following:

First Trust Portfolios L.P. is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Advisor, Vest Financial, and FTA. The Distributor is not affiliated with Palmer Square, Sardis, or any other service provider for the Fund.

The following is added to Appendix B of the SAI with the Proxy Voting Policies and Procedures for each of Palmer Square Capital Management, LLC, Vest Financial, LLC, and Sardis Group, LLC:

First Trust Advisors L.P.

Proxy Voting Policies and Procedures

First Trust Advisors L.P. (“FTA” or the “Sub-Adviser”) serves as sub-advisor to certain unaffiliated registered investment companies (“Unaffiliated Funds”). As part of these services, the Sub-Adviser has been delegated proxy voting responsibility on such Unaffiliated Fund’s behalf (“Proxy Clients”). FTA is required to adopt and implement policies and procedures reasonably designed to ensure proxy voting on behalf of Proxy Clients is conducted in a manner that is in their best interests and addresses how conflicts of interest between FTA’s interests and Proxy Clients’ interests are managed. FTA has adopted the following policies and procedures to comply with this requirement (the “Policy”).

1.	It is the Sub-Adviser’s policy to seek and to ensure that proxies are voted consistently and in the best economic interests of the Proxy Client. The FTA Investment Committee is responsible for the implementation of the Policy.

2.	The Sub-Adviser engaged Institutional Shareholder Services (“ISS”) to provide proxy research, recommendations, and voting services (“Proxy Services”). ISS provides a password protected website which is accessible to authorized FTA personnel to download upcoming proxy meeting data, including research reports of companies held in Proxy Client portfolios. The website can be used to view proposed proxy votes and to enter votes for upcoming meetings for Proxy Client portfolio securities.

3.	FTA will generally follow the First Trust U.S. Proxy Voting Guidelines and First Trust International Proxy Voting Guidelines (collectively, the “Guidelines”), as appropriate, to vote proxies for Proxy Clients’ accounts, so long as such Guidelines are considered to be in the best interests of the Proxy Client, and there are no noted or perceived conflicts of interest. FTA’s use of the Guidelines is not intended to constrain FTA’s consideration of any proxy proposal, and there are times when FTA deviates from the Guidelines. When FTA deviates from the Guidelines, FTA will consider such proxy voting decisions in light of merit-based considerations which it believes may impact shareholder value.

4.	FTA will also vote against shareholder proposals that are not related to a company’s core business and/or do not appear to be an appropriate use of a company’s resources to maximize shareholder value.

5.	FTA may vote against the Guidelines in other circumstances as it has final authority and fiduciary responsibility for proxy voting.

6.	In certain circumstances, where FTA has determined that it is consistent with Proxy Clients’ best interests, FTA will not vote a proxy on behalf of one or more Proxy Clients. Such circumstances include:

(a)	Limited Value. Proxies will not be required to be voted on securities in a Proxy Client’s account if the value of the Proxy Client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held in Proxy Client’s account(s).

(b)	Unjustifiable Costs. In certain circumstances, based on cost-benefit analysis, FTA may choose not to vote when the cost of voting on behalf of a Proxy Client would exceed any anticipated benefits of the proxy proposal to such Proxy Client (e.g. foreign securities).

(c)	International Markets Share Blocking. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. In international markets where share blocking applies, FTA typically will not, but reserves the right to, vote proxies due to the liquidity constraints associated with share blocking.

7.	On a regular basis, FTA Research reviews ISS recommendations on matters determined to have a potential impact of shareholder value to decide whether to vote as the Guidelines recommend and advises the FTA Investment Committee of its determination.

8.	FTA may determine voting in accordance with the Guidelines is not in the best interests of a Proxy Client. If there is a decision to vote against the Guidelines, the FTA Investment Committee will document the reason and instruct ISS to change the vote to reflect this decision.

9.	Whenever a conflict of interest arises between ISS and a target company subject to a proxy vote, FTA will consider the recommendation of the company and what FTA believes to be in the best interests of the Proxy Client and will vote the proxy without using the Guidelines. If FTA has knowledge of a material conflict of interest between itself and a Proxy Client, FTA shall vote the applicable proxy in accordance with the Guidelines to avoid such conflict of interest. If there is a conflict of interest between a Proxy Client and FTA, FTA will vote the proxy based on the Guidelines to avoid such conflict of interest.

10.	FTA periodically reviews proxy votes to ensure compliance with this Policy.

13.	FTA provides reasonable ongoing oversight of ISS. FTA, or ISS on behalf of FTA, maintains the following records relating to proxy voting:

(a)	a copy of this Policy;

(b)	a copy of each proxy form for which it is responsible to vote;

(c)	a copy of each proxy solicitation, including proxy statements and related materials with regard to each proxy issue it votes;

(d)	documents relating to the identification and resolution of conflicts of interest, if any;

(e)	any documents created by FTA or ISS that were material to a proxy voting decision or that memorialized the basis for that decision; and

(f)	a copy of each written request from any Proxy Client for information on how FTA voted proxies on the Proxy Client’s behalf, and a copy of any written response by FTA to any written or oral request for information by a Proxy Client on how FTA voted proxies for that Proxy Client’s account.

These records are maintained at FTA’s offices or are electronically available to FTA through access to the ISS Proxy Exchange portal.

Please retain this Supplement with your records.